Exhibit 99.1

FOR IMMEDIATE RELEASE

For more information contact:

Susan Martin, Media Contact

310-231-4142 or smartin@kbhome.com

Or

Katoiya Marshall, Investor Relations Contact

310-893-7446 or kmarshall@kbhome.com

KB Home Announces Pricing of Concurrent Underwritten Public Offerings of 6.9 Million Shares of Common Stock and an Upsized $400.0 Million of Senior Notes

LOS ANGELES (March 20, 2014) — KB Home (NYSE: KBH), one of the nation’s largest and most recognized homebuilders, today announced that it has agreed to sell an aggregate of 6,944,445 shares of its common stock at a public offering price of $18.00 per share (or up to 7,986,111 shares if the underwriters’ option to purchase additional shares is exercised in full) and $400.0 million in aggregate principal amount of its senior notes due 2019 in its previously announced concurrent underwritten public offerings. The size of the senior notes offering was increased to $400.0 million from the previously announced $300.0 million.

The senior notes will bear interest at a rate of 4.75% per annum and will be issued at a public offering price of 100.0%. The senior notes will be guaranteed on an unsecured senior basis by certain of KB Home’s subsidiaries that have guaranteed KB Home’s outstanding senior notes.

KB Home estimates the aggregate net proceeds from the concurrent offerings to be approximately $513.3 million (assuming no exercise of the underwriters’ option to purchase additional shares of common stock), after deducting the underwriting discount and estimated offering expenses payable by KB Home. KB Home intends to use the net proceeds from both offerings for general corporate purposes, including without limitation land acquisition and land development. The closing of both offerings is expected to occur on March 25, 2014, subject to the satisfaction of customary closing conditions. Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, BofA Merrill Lynch and Deutsche Bank Securities Inc. are acting as joint book-running managers for the offerings.

The concurrent offerings are being made pursuant to an effective shelf registration statement that KB Home has on file with the Securities and Exchange Commission (“SEC”). The common stock offering and the senior notes offering are being conducted as separate public offerings by means of separate prospectus supplements, and neither the common stock offering nor the senior notes offering will be conditioned upon consummation of the other. For each offering, copies of the prospectus supplement and accompanying prospectus describing the offering, when available, may be obtained by visiting EDGAR on the SEC’s website at www.sec.gov or by contacting Citigroup at the following address: c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717, email: batprospectusdept@citi.com or toll free at 1-800-831-9146, or Credit Suisse at the following address: Attention: Prospectus Department, One Madison Avenue, New York, New York 10010 or e-mail: newyork.prospectus@credit-suisse.com, BofA Merrill Lynch at the following address: Attention: Prospectus Department, 222 Broadway, New York, New York 10038, email: dg.prospectus_requests@baml.com, or Deutsche Bank Securities at the following address: Attention: Prospectus Group, 60 Wall Street, New York, New York 10005 or toll free at 1-800-503-4611.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of such securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The concurrent offerings are being made only by means of their respective prospectus supplements and accompanying prospectus.

About KB Home

KB Home is one of the largest and most recognized homebuilding companies in the United States. Since its founding in 1957, the company has built more than half a million quality homes. KB Home’s signature Built to Order™ approach lets each buyer customize their new home from lot location to floor plan and design features. As a leader in utilizing state-of-the-art sustainable building practices, all KB homes are highly energy efficient and meet strict ENERGY STAR® guidelines. This helps to lower monthly utility costs for homeowners, which the company demonstrates with its proprietary KB Home Energy Performance Guide® (EPG®). KB Home has been named both an ENERGY STAR Partner of the Year Sustained Excellence Award winner and WaterSense® Partner of the Year for three consecutive years by the EPA. Los Angeles-based KB Home was the first homebuilder listed on the New York Stock Exchange, and trades under the ticker symbol “KBH.”

Forward-Looking and Cautionary Statements

Certain matters discussed in this press release, including any statements that are predictive in nature or concern future market and economic conditions, business and prospects, our future financial and operational performance, or our future actions and their expected results are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on current expectations and projections about future events and are not guarantees of future performance. We do not have a specific policy or intent of updating or revising forward-looking statements. Actual events and results may differ materially from those expressed or forecasted in forward-looking statements due to a number of factors. The most important risk factors that could cause our actual performance and future events and actions to differ materially from such forward-looking statements include, but are not limited to the following: general economic, employment and business conditions; population growth, household formations and demographic trends; adverse market conditions, including an increased supply of unsold homes, declining home prices and greater foreclosure and short sale activity, among other things, that could negatively affect our consolidated financial statements, including due to additional impairment or land option contract abandonment charges, lower revenues and operating and other losses; conditions in the capital, credit and financial markets (including mortgage lending standards, the availability of mortgage financing and mortgage foreclosure rates); material prices and availability; labor costs and availability; changes in interest rates; inflation; our debt level, including our ratio of debt to total capital, and our ability to adjust our debt level, maturity schedule and structure and to access the equity, credit, capital or other financial markets or other external financing sources, including raising capital through the public or private issuance of common stock, debt or other securities, and/or project financing, on favorable terms; our compliance with the terms and covenants of our revolving credit facility; weak or declining consumer confidence, either generally or specifically with respect to purchasing homes; competition for home sales from other sellers of new and resale homes, including lenders and other sellers of homes obtained through foreclosures or short sales; weather conditions, significant natural disasters and other environmental factors; government actions, policies, programs and regulations directed at or affecting the housing market (including the 2010 Dodd-Frank Wall Street Reform and Consumer Protection Act, tax credits, tax incentives and/or subsidies for home purchases, tax deductions for mortgage interest payments and real estate taxes, tax exemptions for profits on home sales, programs intended to modify existing mortgage loans and to prevent mortgage foreclosures and the standards, fees and size limits applicable to the purchase or insuring of mortgage loans by government sponsored enterprises and government agencies), the homebuilding industry, or construction activities; decisions regarding federal fiscal and monetary policies, including those relating to taxation, government spending, interest rates and economic stimulus measures; the availability and cost of land in desirable areas; our warranty claims experience with respect to homes previously delivered and actual warranty costs incurred, including our warranty claims and costs experience at certain of our communities in Florida; legal or regulatory proceedings or claims; our ability to use/realize the net deferred tax assets we have generated; our ability to successfully implement our current and planned strategies and initiatives with respect to product, geographic and market positioning (including our efforts to expand our inventory base/pipeline with desirable land positions or interests at reasonable cost and to expand our community count, open additional new home communities for sales and sell higher-priced homes and more design options, and our operational and investment concentration in markets in California), revenue growth, asset optimization (including by effectively balancing home sales prices and sales pace in our new home communities), asset activation, local field management and talent investment, and overhead reduction and cost management; consumer traffic to our new home communities and consumer interest in our product designs and offerings, particularly higher-income consumers; cancellations and our ability to realize our backlog by converting net orders to home deliveries; our home sales and delivery performance, particularly in key markets in California; the manner in which our homebuyers are offered and whether they are able to obtain mortgage loans and mortgage banking services, including from our preferred mortgage lender, Nationstar Mortgage LLC; the performance of Nationstar as our preferred mortgage lender; the ability of Home Community Mortgage to become operational in all of our served markets, and its performance upon becoming operational;

information technology failures and data security breaches; the possibility that the offer and sale of our common stock will not close timely, or at all; the possibility that the concurrent offer and sale of senior notes will not close timely, or at all; and other events outside of our control. Please see our periodic reports and other filings with the SEC for a further discussion of these and other risks and uncertainties applicable to our business.

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